Contacts:		April 18, 2005
Investors Greg Ketron (404) 827-6714	Media Barry Koling (404) 230-5268

SunTrust Reports First Quarter 2005 Earnings
Company Says Positive Trends Continue and NCF Merger Integration Remains on Track

ATLANTA— SunTrust Banks, Inc. (NYSE: STI) today reported net income for the first quarter of 2005 of $492.3 million, up from $361.8 million in the first quarter of 2004. Net income per diluted share was $1.36, up 6% from the $1.28 per diluted share earned in the first quarter of 2004. Operating income per diluted share was $1.40, up 9% from the first quarter of 2004. Operating income does not include $16.0 million of after-tax merger charges incurred in the first quarter associated with SunTrust's acquisition of National Commerce Financial Corporation (NCF), which closed on October 1, 2004. Included in the net income and operating income per diluted share for the first quarter was a net gain on the sale of factoring assets from a division of SunTrust, Receivables Capital Management (RCM), to CIT Group, Inc. The net gain on a pre-tax basis was $19.9 million and on an after-tax basis was $12.3 million, and it accounted for a $.03 increase in net income and operating net income per diluted share in the first quarter of 2005.

"We are pleased to report that during the first quarter SunTrust continued to build on the positive trends established in 2004," said L. Phillip Humann, SunTrust Chairman and Chief Executive Officer. "Our first quarter results benefited from increasingly robust net interest income growth, excellent credit quality and a continuation of effective cost control." Mr. Humann said net interest income growth in the first quarter resulted from a continuation of strong overall loan growth. He also noted that credit quality trends are the best experienced in a number of years, and that noninterest expenses decreased from the prior quarter.

Mr. Humann also noted that the NCF merger integration is proceeding according to plan and reiterated the Company's expectation that all business, customer and financial merger goals will be met.

Discussion of Historical Results and Estimated Historical Combined Results

In order to assist investors in comparing the financial results of the now-combined SunTrust and National Commerce Financial Corporation, estimated historical combined information for first quarter 2004 is presented as if the merger had been completed at the beginning of the period presented. In management's view, the estimated historical combined financial results assist investors in better understanding the comparative performance and underlying growth dynamics of the combined Company. For further information regarding the estimated historical combined financial information, including reconciliations of certain financial information, please see Appendix B.

First Quarter 2005 Summary:

	1st Quarter 2005	1st Quarter 2004	Reported % Change	Estimated Historical Combined 1st Quarter 2004	Estimated Historical Combined % Change
Income statement
(Dollars in millions except per share data)
Net income	$492.3	$361.8	36%	$452.1	9%
Operating net income (1)	508.3	361.8	40%	452.1	12%
Adjusted operating net income (2)	495.9	361.8	37%	452.1	10%
Net income per diluted share	$1.36	$1.28	6%	NR
Operating net income per diluted share (3)	1.40	1.28	9%	NR
Adjusted operating net income per diluted share (4)	1.37	1.28	7%	NR
Revenue	$1,883.0	$1,459.0	29%	$1,772.1	6%
Revenue excluding securities gains and losses and net gain on RCM	$1,868.8	$1,454.1	29%	$1,756.3	6%
Efficiency ratio %	60.22	60.98		NR
Adjusted operating efficiency ratio % (5)	59.48	60.98		NR
Balance Sheet
(Dollars in billions)
Average loans	$103.2	$79.9	29%	$93.1	11%
Average customer deposits	91.0	70.4	29%	83.6	9%
Asset Quality
Net charge-offs as a % of average loans	0.14%	0.30%		NR
Net charge-offs	$36.8	$58.8	(37)%	NR

•	Net income increased 9% from the first quarter of 2004 on an estimated historical combined basis. Adjusted operating net income, which excludes merger expenses and the net gain on sale of factoring assets, increased 10% from the first quarter of 2004 on an estimated historical combined basis.

•	Total revenue increased 6% from the first quarter of 2004 on an estimated historical combined basis, driven principally by strong loan and deposit growth. Noninterest income contributed $38.8 million or 35% of the growth.

•	Total average loans increased 11% from the first quarter of 2004 on an estimated historical combined basis, driven by strong home equity line and residential real estate loan growth of 31% and 25%, respectively.

•	Average commercial and commercial real estate and construction loan growth accelerated in the first quarter of 2005, growing at 15% and 12% sequential annualized rates, respectively.

•	Total average consumer and commercial deposits increased 9% from the first quarter of 2004 on an estimated historical combined basis, driven by strong NOW and DDA growth of 21% and 11%, respectively, reflecting the effectiveness of SunTrust's company-wide sales focus.

•	The efficiency ratio for the first quarter of 2005 was 60.22%, a 156 basis point improvement from the fourth quarter of 2004. The adjusted operating efficiency ratio, which excludes merger expenses and the net gain on sale of factoring assets, was 59.48%, a 77 basis point improvement from the operating efficiency ratio in the fourth quarter of 2004.

•	Credit quality was outstanding during the quarter; net charge-offs were 0.14% of average loans, down from 0.21% of average loans in the fourth quarter of 2004.

(1)	Excludes 1st quarter 2005 merger related expenses, net of taxes, which totaled $16.0 million.

(2)	Excludes 1st quarter 2005 merger related expenses, net of taxes, which totaled $16.0 million and the net gain on the sale of factoring assets (RCM), net of taxes, which totaled $12.3 million.

(3)	Excludes 1st quarter 2005 merger related expenses, net of taxes, per diluted share of $.04.

(4)	Excludes 1st quarter 2005 merger related expenses, net of taxes, per diluted share of $.04 and the net gain on the sale of factoring assets, net of taxes, per diluted share of $.03.

(5)	Excludes 1st quarter 2005 merger related expenses of $25.7 million and the net gain on the sale of factoring assets of $19.9 million.

NR – Not reported.

Financial Performance

For the quarter, reported return on average total assets (ROA) was 1.24%, and return on average total equity (ROE) was 12.39%. Excluding realized and unrealized securities gains and losses and dividends from The Coca-Cola Company, return on average total assets was 1.23% and return on average total realized equity was 13.23%. Operating ROA and ROE, which excludes merger charges, was 1.28% and 12.79%, respectively.

Revenue

Total revenue was $1,883.0 million for the first quarter of 2005, up $424.1 million from the first quarter of 2004. On an estimated historical combined basis, total revenue was up 6% from the first quarter of 2004. On an estimated historical combined basis, total revenue excluding securities gains and losses and the net gain on sale of factoring assets was up 6% from the first quarter of 2004. Revenue growth was driven by improvements in both net interest income and noninterest income.

Net Interest Income

Fully taxable net interest income was $1,129.2 million in the first quarter of 2005, up from $863.9 million in the first quarter of 2004. On an estimated historical combined basis, fully taxable net interest income was up 7% from the first quarter of 2004. Factors driving the net interest income growth have been the improving net interest margin, strong loan growth particularly in residential real estate and home equity lending, and growth in low cost deposits. The net interest margin for the first quarter of 2005 was 3.25%, up four basis points from the fourth quarter of 2004 due to the difference in the number of days in the first quarter as compared to the fourth quarter.

Noninterest Income

Total noninterest income was $753.8 million for the first quarter of 2005, up from $595.1 million for the first quarter of 2004. On an estimated historical combined basis, total noninterest income for the first quarter was up 5% from the first quarter of 2004. Noninterest income excluding securities gains and losses was $759.5 million for the first quarter of 2005, up from $590.2 million for the first quarter of 2004. On an estimated historical combined basis, noninterest income excluding securities gains and losses for the first quarter was up 9% from the first quarter of 2004.

Included in noninterest income in the first quarter of 2005 was the net gain on the sale of factoring assets, which totaled $19.9 million. Noninterest income excluding securities gains and losses and the net gain on the sale of factoring assets for the first quarter of 2005 was up 6% from the first quarter of 2004 on an estimated historical combined basis.

A significant driver of the increase in noninterest income has been growth in trust and investment management income, which was up 8% in the first quarter of 2005 from the first quarter of 2004 on an estimated historical combined basis.

Noninterest Expense

Total noninterest expense in the first quarter of 2005 was $1,133.9 million, up from $889.7 million for the first quarter of 2004 and down from $1,149.0 in the fourth quarter of 2004. On an estimated historical combined basis, total noninterest expense was up 8% in the first quarter of 2005 from the first quarter of 2004. On an estimated historical combined basis, noninterest expense before amortization of intangible assets and merger expenses in the first quarter of 2005 was $1,077.0 million, up 5% from $1,024.2 million in the first quarter of 2004 and down 1% from $1,088.8 million in the fourth quarter of 2004. Compared to the fourth quarter, cost control effectiveness was evident in several noninterest expense categories, with decreases in net occupancy and marketing and customer development. Cost savings from the merger integration amounted to $8 million in the first quarter of 2005. The Company's reported efficiency ratio was 60.22% for the first quarter of 2005, and its operating efficiency ratio was 58.85%. The adjusted operating efficiency ratio, which excludes merger expenses and the net gain on the sale of factoring assets, was 59.48%.

Balance Sheet

At March 31, 2005, SunTrust had total assets of $164.8 billion. Equity capital of $16.1 billion represented 10% of total assets. Book value per share was $44.59, up from $44.30 on December 31, 2004.

Loans

Average loans for the first quarter of 2005 were $103.2 billion, up from $79.9 billion for the first quarter of 2004. On an estimated historical combined basis, average loans were up 11% from the first quarter of 2004. Loan growth was strong across-the-board, with home equity and residential real estate segments continuing to be particularly robust. Commercial and commercial real estate and construction loan growth accelerated in the first quarter of 2005, growing at 15% and 12% on a sequential annualized basis, respectively. Commercial loan growth was experienced in all segments, including large corporate loans that had stabilized in the second half of 2004 and increased in the first quarter of 2005.

Deposits

Average consumer and commercial deposits for the first quarter of 2005 were $91.0 billion, up 29% from $70.4 billion for the first quarter of 2004. On an estimated historical combined basis, average consumer and commercial deposits for the first quarter were up 9% from the first quarter of 2004. The growth in deposits was driven by increases in low cost deposit segments, with NOW balances increasing 21% and DDA balances increasing 11% over the first quarter of 2004 on an estimated historical combined basis. Consumer and other time balances also experienced growth, increasing 12% over the first quarter of 2004 on an estimated historical combined basis. A significant portion of this growth can be attributed to the effective implementation of the Company's sales and customer retention initiatives.

Asset Quality

Due to the continued strength of the credit quality in SunTrust's loan and lease portfolio, there was a $26.3 million reduction in the allowance for loan and lease losses from December 31, 2004 to March 31, 2005. Net charge-offs were $36.8 million in the first quarter of 2005 and the provision for loan losses was $10.6 million. Net charge-offs in the first quarter of 2005 were 0.14% of average loans, down from 0.30% of average loans in the first quarter of 2004.

Nonperforming assets were $392.3 million at March 31, 2005 or 0.37% of loans, other real estate owned and other repossessed assets, as compared to $331.9 million or 0.42% of loans, other real estate owned and other repossessed assets at March 31, 2004. On an estimated historical combined basis, nonperforming assets were down 1% from March 31, 2004. Nonperforming assets at March 31, 2005 included $357.1 million in nonperforming loans, $27.6 million in other real estate owned and $7.7 million in other repossessed assets. The allowance for loan and lease losses at March 31, 2005 was $1,023.7 million and represented 0.98% of loans and 286.7% of nonperforming loans. SunTrust believes its net charge-off and nonperforming asset levels continue to compare very favorably with the most recently published industry averages.

Corresponding Financial Tables and Information

To view the corresponding financial tables and information, please refer to the Investor Relations section located under "About SunTrust" on our Web site at www.suntrust.com. This information may also be directly accessed via the quick link entitled "1st Quarter Earnings Release" located at the lower right hand corner of the SunTrust homepage.

Conference Call

SunTrust management will host a conference call on April 18, 2005 at 8:00 a.m. (Eastern Time) to discuss the earnings results and business trends. Individuals are encouraged to call in beginning at 7:45 a.m. (Eastern Time) by dialing 1-888-972-7805 (Passcode: 1Q05; Leader: Greg Ketron). Individuals calling from outside the United States should dial 1-517-308-9091 (Passcode: 1Q05; Leader: Greg Ketron). A replay of the call will be available beginning April 18, 2005 and ending May 2, 2005 at 5:00 p.m. (Eastern Time) by dialing 1-866-380-6722 (domestic) or 1-203-369-0343 (international).

Alternatively, individuals may listen to the live webcast of the presentation by visiting the SunTrust Web site at www.suntrust.com. The webcast will be hosted under "Investor Relations" located under "About SunTrust" or may be accessed directly from the SunTrust home page by clicking on the earnings-related link, "1st Quarter Earnings Release". Beginning the afternoon of April 18, 2005, listeners may access an archived version of the presentation in the "Webcasts and Presentations" subsection found under "Investor Relations". A link to the Investor Relations page is also found in the footer of the SunTrust home page.

SunTrust Banks, Inc., headquartered in Atlanta, is one of the nation's largest commercial banking organizations. The Company operates an extensive distribution network primarily in Florida, Georgia, Maryland, North Carolina, South Carolina, Tennessee, Virginia and the District of Columbia, and also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust's Internet address is www.suntrust.com.

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Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause SunTrust's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K of SunTrust, in the Quarterly Reports on Form 10-Q and 10-Q/A of SunTrust and the Quarterly Reports on Form 10-Q of NCF, and in the Current Reports filed on Form 8-K of SunTrust and NCF filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This press release contains certain non-GAAP measures to describe our Company's performance. The reconciliation of those measures to the most directly comparable GAAP measures can be found in the financial information contained in Appendix A of this press release.

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SunTrust Banks, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS

	Three Months Ended			% Change
	2005		2004
EARNINGS & DIVIDENDS
Period Ended March 31
(Dollars in millions except per share data)
Net income	$492.3		$361.8	36.1%
Total revenue	1,883.0		1,459.0	29.1
Total revenue excluding securities gains and losses and net gain on sale of RCM assets[1]	1,868.8		1,454.1	28.5
Earnings per share
Diluted	$1.36		$1.28	6.3
Basic	1.37		1.29	6.2
Dividends paid per common share	0.55		0.50	10.0
Average shares outstanding (000s)
Diluted	363,138		283,523	28.1
Basic	358,253		279,523	28.2
CONDENSED BALANCE SHEETS
(Dollars in millions)
Selected Average Balances
Total assets	$161,218		$123,854	30.2%
Earning assets	140,853		111,038	26.9
Loans	103,216		79,905	29.2
Consumer and commercial deposits	90,968		70,361	29.3
Deposits	104,392		80,362	29.9
Shareholders' equity	16,119		9,840	63.8
Period Ended March 31
Total assets	$164,811		$125,250	31.6
Earning assets	143,678		111,870	28.4
Loans	104,761		79,213	32.3
Allowance for loan and lease losses	1,024		937	9.3
Consumer and commercial deposits	93,035		72,449	28.4
Deposits	107,535		80,870	33.0
Shareholders' equity	16,104		10,094	59.5
FINANCIAL RATIOS
Return on average total assets	1.24%		1.18%	5.1%
Return on average assets less net unrealized securities gains[1]	1.23		1.15	7.0
Return on average total equity	12.39		14.79	(16.2)
Return on average realized equity [1]	13.23		17.07	(22.5)
Total average shareholders' equity to total average assets	10.00		7.95	25.8
Net interest margin[2]	3.25		3.13	3.8
Efficiency ratio[2]	60.22		60.98	(1.2)
Book value per share	44.59		35.75	24.7
CAPITAL ADEQUACY
Tier 1 capital ratio	7.05	[3]	8.28	(14.9)
Total capital ratio	10.45	[3]	12.26	(14.8)
Tier 1 leverage ratio	6.59	[3]	7.66	(14.0)

[1]	See Appendix A for a reconcilement of non-GAAP performance measures.

[2]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[3]	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER FINANCIAL HIGHLIGHTS

	1st Quarter 2005		4th Quarter 2004	3rd Quarter 2004	2nd Quarter 2004	1st Quarter 2004
EARNINGS & DIVIDENDS
(Dollars in millions except per share data)
Net income	$492.3		$455.7	$368.8	$386.6	$361.8
Total revenue	1,883.0		1,859.9	1,521.4	1,507.8	1,459.0
Total revenue excluding securities gains and losses and net gain on sale of RCM assets[1]	1,868.8		1,879.3	1,539.6	1,516.8	1,454.1
Earnings per share
Diluted	$1.36		$1.26	$1.30	$1.36	$1.28
Basic	1.37		1.27	1.31	1.39	1.29
Dividends paid per common share	0.55		0.50	0.50	0.50	0.50
Average shares outstanding (000s)
Diluted	363,138		362,661	283,502	283,116	283,523
Basic	358,253		357,524	280,185	279,840	279,523
CONDENSED BALANCE SHEETS
(Dollars in millions)
Selected Average Balances
Total assets	$161,218		$156,570	$127,128	$127,287	$123,854
Earning assets	140,853		136,450	114,334	113,657	111,038
Loans	103,216		100,137	83,753	80,936	79,905
Consumer and commercial deposits	90,968		90,601	74,122	73,166	70,361
Deposits	104,392		101,272	83,463	83,320	80,362
Shareholders' equity	16,119		15,819	9,993	10,194	9,840
Period Ended
Total assets	$164,811		$158,870	$127,786	$128,177	$125,250
Earning assets	143,678		138,727	114,748	114,404	111,870
Loans	104,761		101,426	84,618	82,540	79,213
Allowance for loan and lease losses	1,024		1,050	893	902	937
Consumer and commercial deposits	93,035		92,110	74,956	73,855	72,449
Deposits	107,535		103,361	83,096	85,529	80,870
Shareholders' equity	16,104		15,987	10,129	10,060	10,094
FINANCIAL RATIOS
Return on average total assets	1.24%		1.16%	1.15%	1.22%	1.18%
Return on average assets less net unrealized securities gains [1]	1.23		1.18	1.18	1.23	1.15
Return on average total equity	12.39		11.46	14.68	15.25	14.79
Return on average realized equity [1]	13.23		12.54	16.96	18.30	17.07
Total average shareholders' equity to total average assets	10.00		10.10	7.86	8.01	7.95
Net interest margin[2]	3.25		3.21	3.11	3.13	3.13
Efficiency ratio[2]	60.22		61.78	61.12	61.58	60.98
Book value per share	44.59		44.30	35.79	35.58	35.75
CAPITAL ADEQUACY
Tier 1 capital ratio	7.053	[3]	7.16	8.26	8.18	8.28
Total capital ratio	10.453	[3]	10.36	11.57	11.87	12.26
Tier 1 leverage ratio	6.593	[3]	6.64	7.71	7.53	7.66

[1]	See Appendix A for a reconcilement of non-GAAP performance measures.

[2]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[3]	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	As of March 31		Increase/(Decrease)
	2005	2004	Amount	%
ASSETS
Cash and due from banks	$4,178,424	$3,364,176	$814,248	24.2%
Interest-bearing deposits in other banks	17,456	16,398	1,058	6.5
Trading assets	2,516,512	2,139,399	377,113	17.6
Securities available for sale[1]	29,374,017	26,122,547	3,251,470	12.4
Funds sold and securities purchased under agreements to resell	1,764,554	1,314,231	450,323	34.3
Loans held for sale	6,955,538	5,852,118	1,103,420	18.9
Loans	104,760,859	79,212,829	25,548,030	32.3
Allowance for loan and lease losses	(1,023,746)	(936,972)	(86,774)	9.3
Net loans	103,737,113	78,275,857	25,461,256	32.5
Goodwill	6,861,721	1,079,640	5,782,081	535.6
Other intangible assets	1,073,154	628,223	444,931	70.8
Other assets	8,332,465	6,457,463	1,875,002	29.0
Total assets [2]	$164,810,954	$125,250,052	$39,560,902	31.6
LIABILITIES
Noninterest-bearing consumer and commercial deposits	$24,448,291	$20,136,810	$4,311,481	21.4
Interest-bearing consumer and commercial deposits	68,587,192	52,312,167	16,275,025	31.1
Total consumer and commercial deposits	93,035,483	72,448,977	20,586,506	28.4
Brokered deposits	8,183,776	3,568,493	4,615,283	129.3
Foreign deposits	6,315,625	4,852,124	1,463,501	30.2
Total deposits	107,534,884	80,869,594	26,665,290	33.0
Funds purchased and securities sold under agreements to repurchase	10,113,705	10,197,739	(84,034)	(0.8)
Other short-term borrowings	2,167,383	1,148,290	1,019,093	88.7
Long-term debt	22,498,447	16,809,810	5,688,637	33.8
Trading liabilities	1,051,095	1,028,592	22,503	2.2
Other liabilities	5,341,181	5,102,217	238,964	4.7
Total liabilities	148,706,695	115,156,242	33,550,453	29.1
SHAREHOLDERS' EQUITY
Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	370,578	294,163	76,415	26.0
Additional paid in capital	6,754,301	1,293,732	5,460,569	422.1
Retained earnings	8,412,574	7,369,994	1,042,580	14.1
Treasury stock and other	(523,790)	(645,739)	121,949	(18.9)
Accumulated other comprehensive income	1,090,596	1,781,660	(691,064)	(38.8)
Total shareholders' equity	16,104,259	10,093,810	6,010,449	59.5
Total liabilities and shareholders' equity	$164,810,954	$125,250,052	$39,560,902	31.6
Common shares outstanding	361,176,868	282,331,789	78,845,079	27.9
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	9,401,530	11,830,968	(2,429,438)	(20.5)
____________
[1]Includes net unrealized gains of	$1,710,792	$2,787,148	$(1,076,356)	(38.6)
[2]Includes earning assets of	143,678,144	111,870,374	31,807,770	28.4

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	March 31 2005	December 31 2004	September 30 2004	June 30 2004	March 31 2004
ASSETS
Cash and due from banks	$4,178,424	$3,876,741	$3,642,401	$4,068,693	$3,364,176
Interest-bearing deposits in other banks	17,456	15,929	19,144	17,196	16,398
Trading assets	2,516,512	2,183,645	1,885,894	1,807,320	2,139,399
Securities available for sale[1]	29,374,017	28,941,080	24,508,764	25,587,978	26,122,547
Funds sold and securities purchased under agreements to resell	1,764,554	1,596,269	1,162,032	1,679,403	1,314,231
Loans held for sale	6,955,538	6,580,223	4,602,916	5,030,617	5,852,118
Loans	104,760,859	101,426,172	84,617,875	82,540,230	79,212,829
Allowance for loan and lease losses	(1,023,746)	(1,050,024)	(892,974)	(902,243)	(936,972)
Net loans	103,737,113	100,376,148	83,724,901	81,637,987	78,275,857
Goodwill	6,861,721	6,806,013	1,165,036	1,164,846	1,079,640
Other intangible assets	1,073,154	1,061,451	723,401	721,428	628,223
Other assets	8,332,465	7,432,285	6,351,496	6,461,055	6,457,463
Total assets [2]	$164,810,954	$158,869,784	$127,785,985	$128,176,523	$125,250,052
LIABILITIES
Noninterest-bearing consumer and commercial deposits	$24,448,291	$24,878,314	$21,009,255	$20,610,429	$20,136,810
Interest-bearing consumer and commercial deposits	68,587,192	67,231,381	53,946,300	53,244,549	52,312,167
Total consumer and commercial deposits	93,035,483	92,109,695	74,955,555	73,854,978	72,448,977
Brokered deposits	8,183,776	6,100,911	3,380,458	4,050,525	3,568,493
Foreign deposits	6,315,625	5,150,645	4,760,048	7,623,200	4,852,124
Total deposits	107,534,884	103,361,251	83,096,061	85,528,703	80,869,594
Funds purchased and securities sold under agreements to repurchase	10,113,705	9,342,831	8,735,483	8,099,685	10,197,739
Other short-term borrowings	2,167,383	2,062,549	1,328,445	1,438,908	1,148,290
Long-term debt	22,498,447	22,127,166	18,756,590	17,441,487	16,809,810
Trading liabilities	1,051,095	1,098,563	816,486	1,072,125	1,028,592
Other liabilities	5,341,181	4,890,525	4,924,403	4,535,856	5,102,217
Total liabilities	148,706,695	142,882,885	117,657,468	118,116,764	115,156,242
SHAREHOLDERS' EQUITY
Preferred stock, no par value	—	—	—	—	—
Common stock, $1.00 par value	370,578	370,578	294,163	294,163	294,163
Additional paid in capital	6,754,301	6,749,219	1,303,024	1,297,555	1,293,732
Retained earnings	8,412,574	8,118,710	7,843,069	7,615,503	7,369,994
Treasury stock and other	(523,790)	(528,558)	(609,245)	(625,137)	(645,739)
Accumulated other comprehensive income	1,090,596	1,276,950	1,297,506	1,477,675	1,781,660
Total shareholders' equity	16,104,259	15,986,899	10,128,517	10,059,759	10,093,810
Total liabilities and shareholders' equity	$164,810,954	$158,869,784	$127,785,985	$128,176,523	$125,250,052
Common shares outstanding	361,176,868	360,840,710	283,001,181	282,726,614	282,331,789
Common shares authorized	750,000,000	750,000,000	750,000,000	750,000,000	750,000,000
Treasury shares of common stock	9,401,530	9,737,688	11,161,576	11,436,143	11,830,968
____________
[1]Includes net unrealized gains of	$1,710,792	$2,010,165	$2,048,776	$2,258,984	$2,787,148
[2]Includes earning assets of	143,678,144	138,733,153	114,747,849	114,403,760	111,870,374

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	Three Months Ended
	March 31		Increase/(Decrease)
	2005	2004	Amount	%
Interest income	$1,716,022	$1,173,864	$542,158	46.2%
Interest expense	604,462	322,216	282,246	87.6
NET INTEREST INCOME	1,111,560	851,648	259,912	30.5
Provision for loan losses	10,556	53,837	(43,281)	(80.4)
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	1,101,004	797,811	303,193	38.0
NONINTEREST INCOME
Service charges on deposit accounts	184,103	163,218	20,885	12.8
Trust and investment management income	164,515	136,218	28,297	20.8
Retail investment services	55,143	45,738	9,405	20.6
Other charges and fees	111,375	92,747	18,628	20.1
Investment banking income	50,007	44,813	5,194	11.6
Trading account profits and commissions	44,046	29,390	14,656	49.9
Card fees	48,156	31,694	16,462	51.9
Gain on sale of RCM assets, net of related expenses	19,874	—	19,874	100.0
Other noninterest income	82,254	46,341	35,913	77.5
Securities (losses)/gains	(5,659)	4,927	(10,586)	(214.9)
Total noninterest income	753,814	595,086	158,728	26.7
NONINTEREST EXPENSE
Personnel expense	634,793	506,796	127,997	25.3
Net occupancy expense	75,851	61,859	13,992	22.6
Outside processing and software	82,848	65,626	17,222	26.2
Equipment expense	52,882	45,085	7,797	17.3
Marketing and customer development	31,629	30,219	1,410	4.7
Amortization of intangible assets	31,217	15,640	15,577	99.6
Merger expense	25,738	—	25,738	100.0
Other noninterest expense	198,948	164,523	34,425	20.9
Total noninterest expense	1,133,906	889,748	244,158	27.4
INCOME BEFORE INCOME TAXES	720,912	503,149	217,763	43.3
Provision for income taxes	228,618	141,314	87,304	61.8
NET INCOME	$492,294	$361,835	$130,459	36.1
Net interest income (taxable-equivalent) [1]	$1,129,226	$863,904	$265,322	30.7
Earnings per share
Diluted	1.36	1.28	0.08	6.3
Basic	1.37	1.29	0.08	6.2
Cash dividends paid per common share	0.55	0.50	0.05	10.0
Average shares outstanding (000s)
Diluted	363,138	283,523	79,615	28.1
Basic	358,253	279,523	78,730	28.2

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	1st Quarter 2005	4th Quarter 2004	3rd Quarter 2004	2nd Quarter 2004	1st Quarter 2004
Interest income	$1,716,022	$1,604,267	$1,252,177	$1,188,074	$1,173,864
Interest expense	604,462	520,063	375,303	315,645	322,216
NET INTEREST INCOME	1,111,560	1,084,204	876,874	872,429	851,648
Provision for loan losses	10,556	37,099	41,774	2,827	53,837
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	1,101,004	1,047,105	835,100	869,602	797,811
NONINTEREST INCOME
Service charges on deposit accounts	184,103	196,960	171,140	168,704	163,218
Trust and investment management income	164,515	160,526	149,673	140,366	136,218
Retail investment services	55,143	53,185	44,049	49,839	45,738
Other charges and fees	111,375	110,509	92,472	94,766	92,747
Investment banking income	50,007	61,671	45,916	54,330	44,813
Trading account profits and commissions	44,046	44,032	23,343	31,034	29,390
Card fees	48,156	49,308	34,716	37,721	31,694
Gain on sale of RCM assets, net of related expenses	19,874	—	—	—	—
Other noninterest income	82,254	102,189	84,576	54,953	46,341
Securities (losses)/gains	(5,659)	(19,377)	(18,193)	(9,048)	4,927
Total noninterest income	753,814	759,003	627,692	622,665	595,086
NONINTEREST EXPENSE
Personnel expense	634,793	612,861	527,734	520,922	506,796
Net occupancy expense	75,851	78,218	66,542	61,629	61,859
Outside processing and software	82,848	81,368	68,657	70,619	65,626
Equipment expense	52,882	50,765	43,275	45,740	45,085
Marketing and customer development	31,629	34,389	32,028	31,655	30,219
Amortization of intangible assets	31,217	31,759	15,593	14,590	15,640
Merger expense	25,738	28,401	—	—	—
Other noninterest expense	198,948	231,231	176,020	183,294	164,523
Total noninterest expense	1,133,906	1,148,992	929,849	928,449	889,748
INCOME BEFORE INCOME TAXES	720,912	657,116	532,943	563,818	503,149
Provision for income taxes	228,618	201,387	164,177	177,247	141,314
NET INCOME	$492,294	$455,729	$368,766	$386,571	$361,835
Net interest income (taxable-equivalent) [1]	$1,129,226	$1,100,888	$893,695	$885,066	$863,904
Earnings per share
Diluted	1.36	1.26	1.30	1.36	1.28
Basic	1.37	1.27	1.31	1.39	1.29
Cash dividends paid per common share	0.55	0.50	0.50	0.50	0.50
Average shares outstanding (000s)
Diluted	363,138	362,661	283,502	283,116	283,523
Basic	358,253	357,524	280,185	279,840	279,523

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

	1st Quarter 2005			4th Quarter 2004
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
ASSETS
Loans:
Real estate 1-4 family	$23,435.7	$300.5	5.13%	$22,461.0	$285.8	5.09%
Real estate construction	9,621.2	134.8	5.68	9,054.6	121.0	5.32
Real estate equity	11,573.7	152.8	5.35	11,016.4	133.3	4.81
Real estate commercial	9,537.0	124.8	5.31	9,547.2	120.7	5.03
Commercial	33,423.9	394.9	4.79	32,223.1	360.5	4.45
Business credit card	197.7	3.4	6.81	192.6	3.2	6.69
Consumer — direct	6,767.2	96.6	5.79	6,706.9	93.6	5.55
Consumer — indirect	8,384.4	112.1	5.42	8,661.6	120.1	5.52
Nonaccrual and restructured	275.0	2.8	4.19	274.1	3.4	4.90
Total loans	103,215.8	1,322.7	5.20	100,137.5	1,241.6	4.93
Securities available for sale:
Taxable	26,477.7	288.3	4.36	26,389.5	275.1	4.17
Tax-exempt	836.1	12.7	6.10	848.6	13.0	6.11
Total securities available for sale	27,313.8	301.0	4.41	27,238.1	288.1	4.23
Funds sold and securities purchased under agreement to resell	1,604.3	9.7	2.41	1,301.2	6.0	1.82
Loans held for sale	6,393.2	86.1	5.39	5,607.0	74.7	5.33
Interest-bearing deposits	17.5	0.1	1.60	20.9	0.1	1.35
Trading assets	2,308.2	14.1	2.48	2,145.7	10.5	1.94
Total earning assets	140,852.8	1,733.7	4.99	136,450.4	1,621.0	4.73
Allowance for loan losses	(1,065.5)			(1,094.5)
Cash and due from banks	4,309.5			4,136.4
Premises and equipment	1,862.9			1,839.9
Other assets	13,225.7			13,181.2
Unrealized gains on securities available for sale	2,032.8			2,056.7
Total assets	$161,218.2			$156,570.1
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
NOW accounts	$17,479.8	$33.8	0.78%	$16,940.7	$28.3	0.66%
Money Market accounts	24,767.4	82.1	1.34	24,507.0	66.3	1.08
Savings	7,506.9	15.5	0.84	8,139.3	16.8	0.82
Consumer time	12,324.0	75.1	2.47	12,083.9	73.6	2.42
Other time	5,166.6	34.9	2.74	4,748.8	30.2	2.53
Total interest-bearing consumer and commercial deposits	67,244.7	241.4	1.46	66,419.7	215.2	1.29
Brokered deposits	6,462.1	41.1	2.54	5,966.1	32.3	2.11
Foreign deposits	6,962.3	40.0	2.30	4,704.5	23.0	1.91
Total interest-bearing deposits	80,669.1	322.5	1.62	77,090.3	270.5	1.40
Funds purchased and securities sold under agreements to repurchase	10,134.0	56.2	2.22	9,407.1	40.3	1.68
Other short-term borrowings	2,591.3	17.0	2.65	2,219.7	11.5	2.06
Long-term debt	22,197.7	208.8	3.82	21,961.6	197.8	3.58
Total interest-bearing liabilities	115,592.1	604.5	2.12	110,678.7	520.1	1.87
Noninterest-bearing deposits	23,723.1			24,181.7
Other liabilities	5,783.6			5,890.7
Shareholders' equity	16,119.4			15,819.0
Total liabilities and shareholders' equity	$161,218.2			$156,570.1
Interest Rate Spread			2.87%			2.86%
Net Interest Income — FTE		$1,129.2			$1,100.9
Net Interest Margin			3.25%			3.21%

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

	3rd quarter 2004			2nd quarter 2004			1st Quarter 2004
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
ASSETS
Loans:
Real estate 1-4 family	$20,722.7	$262.9	5.07%	$18,870.1	$235.9	5.00%	$17,758.0	$230.5	5.19%
Real estate construction	4,727.8	55.5	4.67	4,558.9	49.5	4.37	4,546.3	49.3	4.36
Real estate equity	8,238.6	85.1	4.11	7,619.1	78.1	4.12	7,111.8	73.9	4.18
Real estate commercial	9,441.9	112.3	4.73	9,426.0	106.2	4.53	9,295.0	106.9	4.63
Commercial	27,630.5	276.3	3.98	27,510.8	247.4	3.62	28,464.1	250.2	3.54
Business credit card	158.0	2.7	6.80	151.0	2.5	6.55	140.0	2.4	6.74
Consumer - direct	3,666.8	44.1	4.78	3,576.9	41.6	4.68	3,533.1	42.2	4.81
Consumer - indirect	8,882.9	124.5	5.58	8,938.3	126.6	5.70	8,727.4	130.3	6.01
Nonaccrual and restructured	284.0	3.8	5.38	285.3	5.8	8.14	329.2	6.0	7.33
Total loans	83,753.2	967.2	4.59	80,936.4	893.6	4.44	79,904.9	891.7	4.49
Securities available for sale:
Taxable	22,068.4	215.4	3.90	22,781.2	213.7	3.75	22,462.5	212.9	3.79
Tax-exempt	800.9	12.6	6.27	449.7	6.5	5.81	364.6	5.7	6.21
Total securities available for sale	22,869.3	228.0	3.99	23,230.9	220.2	3.79	22,827.1	218.6	3.83
Funds sold and securities purchased under agreement to resell	1,403.3	5.1	1.42	1,562.8	4.1	1.04	1,240.5	3.3	1.06
Loans held for sale	4,650.8	62.6	5.39	6,141.2	76.8	5.01	5,316.1	67.1	5.05
Interest-bearing deposits	18.5	—	0.88	17.9	—	0.76	15.2	—	0.85
Trading assets	1,639.0	6.1	1.47	1,767.9	6.0	1.36	1,734.4	5.4	1.24
Total earning assets	114,334.1	1,269.0	4.42	113,657.1	1,200.7	4.25	111,038.2	1,186.1	4.30
Allowance for loan losses	(955.4)			(953.7)			(953.7)
Cash and due from banks	3,687.5			3,732.5			3,371.2
Premises and equipment	1,620.4			1,617.4			1,612.0
Other assets	6,386.4			6,430.3			6,205.7
Unrealized gains on securities available for sale	2,055.0			2,803.9			2,580.3
Total assets	$127,128.0			$127,287.5			$123,853.7
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
NOW accounts	$12,999.5	$17.6	0.54%	$12,811.6	$13.4	0.42%	$12,332.1	$11.8	0.38%
Money Market accounts	22,434.4	47.3	0.84	22,367.4	42.9	0.77	22,136.8	42.3	0.77
Savings	7,424.7	15.8	0.85	6,990.9	12.7	0.73	6,334.2	10.1	0.64
Consumer time	6,967.3	36.3	2.07	6,988.0	34.5	1.98	7,268.8	37.6	2.08
Other time	3,805.7	23.1	2.41	3,416.6	19.7	2.32	3,392.4	19.9	2.36
Total interest-bearing consumer and commercial deposits	53,631.6	140.1	1.04	52,574.5	123.2	0.94	51,464.3	121.7	0.95
Brokered deposits	3,546.1	16.0	1.77	3,668.2	17.1	1.84	3,903.1	22.5	2.28
Foreign deposits	5,795.2	21.5	1.45	6,485.7	17.1	1.04	6,097.5	16.5	1.07
Total interest-bearing deposits	62,972.9	177.6	1.12	62,728.4	157.4	1.01	61,464.9	160.7	1.05
Funds purchased and securities sold under agreements to repurchase	9,448.8	28.6	1.18	10,163.3	19.9	0.78	10,175.6	19.8	0.77
Other short-term borrowings	880.6	4.1	1.84	1,004.6	3.6	1.44	2,738.5	11.0	1.62
Long-term debt	18,099.9	165.0	3.63	16,784.1	134.7	3.23	15,412.9	130.7	3.41
Total interest-bearing liabilities	91,402.2	375.3	1.63	90,680.4	315.6	1.40	89,791.9	322.2	1.44
Noninterest-bearing deposits	20,490.2			20,591.6			18,896.7
Other liabilities	5,242.7			5,821.3			5,324.8
Shareholders' equity	9,992.9			10,194.2			9,840.3
Total liabilities and shareholders' equity	$127,128.0			$127,287.5			$123,853.7
Interest Rate Spread			2.79%			2.85%			2.86%
Net Interest Income — FTE		$893.7			$885.1			$863.9
Net Interest Margin			3.11%			3.13%			3.13%

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER OTHER FINANCIAL DATA

	1st Quarter 2005	4th Quarter 2004	% Change	3rd Quarter 2004	2nd Quarter 2004	1st Quarter 2004
CREDIT DATA (Dollars in thousands)
Allowance for loan and lease losses - beginning	$1,050,024	$892,974	17.6	$902,243	$936,972	$941,922
Allowance from acquisitions and other activity - net	—	173,844	(100.0)	—	—	—
Provision for loan losses	10,556	37,099	(71.5)	41,774	2,827	53,837
Charge-offs
Commercial	(16,610)	(24,335)	(31.7)	(36,709)	(20,024)	(33,540)
Real estate
Construction	(797)	(1,002)	(20.5)	(2,310)	(102)	(701)
Residential mortgages	(8,473)	(7,912)	7.1	(5,652)	(8,647)	(10,611)
Other	(825)	(1,218)	(32.3)	(1,032)	(1,756)	(1,509)
Consumer loans	(38,388)	(51,352)	(25.2)	(32,524)	(36,665)	(38,480)
Total charge-offs	(65,093)	(85,819)	(24.2)	(78,227)	(67,194)	(84,841)
Recoveries
Commercial	9,737	14,295	(31.9)	11,511	12,520	11,617
Real estate
Construction	191	61	213.1	29	19	4
Residential mortgages	1,974	2,826	(30.1)	2,738	2,176	1,928
Other	338	679	(50.2)	350	248	115
Consumer loans	16,019	14,065	13.9	12,556	14,675	12,390
Total recoveries	28,259	31,926	(11.5)	27,184	29,638	26,054
Net charge-offs	(36,834)	(53,893)	(31.7)	(51,043)	(37,556)	(58,787)
Allowance for loan and lease losses – ending	$1,023,746	$1,050,024	(2.5)	$892,974	$902,243	$936,972
Net charge-offs to average loans	0.14%	0.21%	(33.3)	0.24%	0.19%	0.30%

Period Ended
Nonaccrual loans
Commercial	$116,386	$130,961	(11.1)	$114,793	$143,071	$116,405
Real estate
Construction	36,793	32,842	12.0	24,341	20,363	18,675
Residential mortgages	112,166	104,452	7.4	69,812	63,919	79,899
Other	45,192	36,684	23.2	32,699	37,778	41,300
Consumer loans	26,520	49,302	(46.2)	21,482	17,779	27,639
Total nonaccrual loans	337,057	354,241	(4.9)	263,127	282,910	283,918
Restructured loans	20,071	19,049	5.4	19,725	18,189	18,661
Total nonperforming loans	357,128	373,290	(4.3)	282,852	301,099	302,579
Other real estate owned (OREO)	27,555	28,619	(3.7)	10,934	14,246	18,380
Other repossessed assets	7,662	8,749	(12.4)	10,431	9,076	10,953
Total nonperforming assets	$392,345	$410,658	(4.5)	$304,217	$324,421	$331,912
Total nonperforming loans to total loans	0.34%	0.37%	(8.1)	0.33%	0.36%	0.38%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.37	0.40	(7.5)	0.36	0.39	0.42
Allowance to period-end loans	0.98	1.04	(5.8)	1.06	1.09	1.18
Allowance to nonperforming loans	286.7	281.3	1.9	315.7	299.7	309.7

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE

	Quarter - to - Quarter Comparison
	1st Quarter 2005	4th Quarter 2004	3rd Quarter 2004	2nd Quarter 2004	1st Quarter 2004
NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE (Dollars in thousands)
Net income	$492,294	$455,729	$368,766	$386,571	$361,835
Securities losses/(gains), net of tax	3,509	12,595	11,825	5,881	(3,203)
Net income excluding securities gains and losses	495,803	468,324	380,591	392,452	358,632
The Coca-Cola Company dividend, net of tax	(12,028)	(10,739)	(10,740)	(10,739)	(10,740)
Net income excluding securities gains and losses and The Coca-Cola Company dividend	$483,775	$457,585	$369,851	$381,713	$347,892
Total average assets	$161,218,222	$156,570,092	$127,127,968	$127,287,458	$123,853,747
Average net unrealized securities gains	(2,032,787)	(2,056,737)	(2,054,978)	(2,803,917)	(2,580,304)
Average assets less net unrealized securities gains	$159,185,435	$154,513,355	$125,072,990	$124,483,541	$121,273,443
Total average equity	$16,119,430	$15,818,968	$9,992,905	$10,194,201	$9,840,282
Average accumulated other comprehensive income	(1,285,278)	(1,304,553)	(1,318,332)	(1,804,833)	(1,645,712)
Total average realized equity	$14,834,152	$14,514,415	$8,674,573	$8,389,368	$8,194,570
Return on average total assets	1.24%	1.16%	1.15%	1.22%	1.18%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	(0.01)	0.02	0.03	0.01	(0.03)
Return on average total assets less net unrealized securities gains[1]	1.23%	1.18%	1.18%	1.23%	1.155
Return on average total shareholders' equity	12.39%	11.46%	14.68%	15.25%	14.79%
Impact of excluding net unrealized securities gains	0.84	1.08	2.28	3.05	2.28
Return on average realized shareholders' equity[2]	13.23%	12.54%	16.96%	18.30%	17.07%
Net interest income	$1,111,560	$1,084,204	$876,874	$872,429	$851,648
FTE adjustment	17,666	16,684	16,821	12,637	12,256
Net interest income – FTE	1,129,226	1,100,888	893,695	885,066	863,904
Noninterest income	753,814	759,003	627,692	622,665	595,086
Total revenue	1,883,040	1,859,891	1,521,387	1,507,731	1,458,990
Securities losses/(gains)	5,659	19,377	18,193	9,048	(4,927)
Gain on sale of RCM assets, net of related expenses	(19,874)	—	—	—	—
Total revenue excluding securities gains and losses and net gain on sale of RCM assets[3]	$1,868,825	$1,879,268	$1,539,580	$1,516,779	$1,454,063

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE, continued

	Quarter - to - Quarter Comparison
	1st Quarter 2005	4th Quarter 2004	Change %[4]	1st Quarter 2005	1st Quarter 2004	Change %
AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT (Dollars in thousands)
Noninterest bearing deposits	$23,723,080	$24,181,729	(1.9)	$23,723,080	$18,896,711	25.5
NOW accounts	17,479,848	16,940,751	3.2	17,479,848	12,332,083	41.7
Savings	7,506,923	8,139,263	(7.8)	7,506,923	6,334,231	18.5
Total average low cost consumer and commercial deposits	$48,709,851	$49,261,743	(1.1)	$48,709,851	$37,563,025	29.7

				Estimated Historical Combined[6]
	1st Quarter 2005	1st Quarter 2004	Change %	1st Quarter 2005	1st Quarter 2004	Change %
NON-GAAP DISCLOSURES FOR IMPACTS OF THREE PILLARS[5] (Dollars in millions)
Average loans – reported	$103,216	$79,905	29.2	$103,216	$93,145	10.8
Impact of Three Pillars	—	(1,430)	(100.0)	—	(1,430)	(100.0)
Average loans excluding Three Pillars	$103,216	$78,475	31.5	$103,216	$91,715	12.5
Average commercial loans – reported	$33,424	$28,464	17.4	$33,518	$32,598	2.8
Impact of Three Pillars	—	(1,430)	(100.0)	—	(1,430)	(100.0)
Average commercial loans excluding Three Pillars	$33,424	$27,034	23.6	$33,518	$31,168	7.5

[1]	SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven. The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

[2]	The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders' equity.

[3]	SunTrust presents total revenue excluding realized securities gains and losses and the net gain on the sale of RCM assets. The Company believes total revenue without securities gains and losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

[4]	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

[5]	Under the provisions of FASB Interpretation No. 46, SunTrust consolidated its commercial paper conduit, Three Pillars, effective July 1, 2003. As of March 1, 2004, Three Pillars was restructured and deconsolidated. Adjustments were made to reported figures for comparability purposes.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE, continued

	1st Quarter 2005	4th Quarter 2004
SELECTED NON-GAAP OPERATING MEASURES AND ADJUSTED OPERATING MEASURES PRESENTED IN THE PRESS RELEASE[1] (Dollars in thousands)
Net income	$492,294	$455,729
Merger expense, net of tax	15,958	18,461
Operating net income	508,252	$474,190
Net gain on sale of RCM assets, net of tax	(12,322)	—
Adjusted operating net income	$495,930	$474,190
Diluted earnings per share	$1.36	$1.26
Impact of excluding merger expense	0.04	0.05
Operating diluted earnings per share	1.40	1.31
Impact of net gain on sale of RCM assets	(0.03)	—
Adjusted operating diluted earnings per share	$1.37	$1.31
Total revenue	$1,883,040
Securities losses	5,659
Net gain on sale of RCM assets	(19,874)
Adjusted total revenue	$1,868,825
Noninterest income	$753,814
Net gain on sale of RCM assets	(19,874)
Noninterest income excluding net gain on sale of RCM assets	$733,940
Noninterest expense	$1,133,906	$1,148,992
Merger expense	(25,738)	(28,401)
Noninterest expense excluding merger expense	$1,108,168	$1,120,591
Efficiency ratio	60.22%	61.78%
Impact of excluding merger expense	(1.37)	(1.53)
Operating efficiency ratio	58.85%	60.25%
Impact of net gain on sale of RCM assets	0.63	—
Adjusted operating efficiency ratio	59.48%	60.25%
Return on average total assets	1.24%	1.16%
Impact of excluding merger expense	0.04	0.04
Operating return on average total assets[2]	1.28%	1.20%
Return on average total shareholders' equity	12.39%	11.46%
Impact of excluding merger expense	0.40	0.47
Operating return on average total shareholders' equity[3]	12.79%	11.93%

[1]	SunTrust presents selected financial data on an operating basis that excludes merger charges, which represent incremental costs to integrate NCF's operations. The Company also presents selected financial data on an adjusted operating basis, which further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

[2]	Computed by dividing annualized operating net income by average total assets.

[3]	Computed by dividing annualized operating net income by average total shareholders' equity.

SunTrust Banks, Inc. and Subsidiaries
QUARTER-TO-QUARTER COMPARISON — ACTUAL AND HISTORICAL COMBINED GROWTH
APPENDIX B TO THE PRESS RELEASE

The 1st quarter 2004 figures represent SunTrust and NCF on a historical combined basis. See page 13 for a reconcilement of these historical combined amounts.

	ACTUAL					HISTORICAL COMBINED
	1st Quarter	4th quarter	Increase/(Decrease)		Sequential Annualized	1st Quarter	1st Quarter	Increase/(Decrease)
	2005	2004	Amount	%	%	2005	2004	Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$1,111,560	$1,084,204	$27,356	2.5%	10.1%	$1,111,560	$1,042,719	$68,841	6.6%
Provision for loan losses	10,556	37,099	(26,543)	(71.5)	(286.2)	10,556	65,925	(55,369)	(84.0)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,101,004	1,047,105	53,899	5.1	20.6	1,101,004	976,794	124,210	12.7
NONINTEREST INCOME
Deposit and other fees[1]	343,634	356,777	(13,143)	(3.7)	(14.7)	343,634	337,122	6,512	1.9
Trust and investment management income	164,515	160,526	3,989	2.5	9.9	164,515	152,716	11,799	7.7
Broker / dealer revenue[2]	149,196	158,888	(9,692)	(6.1)	(24.4)	149,196	145,703	3,493	2.4
Other noninterest income	82,254	102,189	(19,935)	(19.5)	(78.0)	82,254	63,638	18,616	29.3
Noninterest income before securities (losses)/gains and net gain on sale of RCM assets[3]	739,599	778,380	(38,781)	(5.0)	(19.9)	739,599	699,179	40,420	5.8
Gain on sale of RCM assets, net of related expenses	19,874	—	19,874	100.0	400.0	19,874	—	19,874	100.0
Noninterest income before securities (losses)/gains	759,473	778,380	(18,907)	(2.4)	(9.7)	759,473	699,179	60,294	8.6
Securities (losses)/gains	(5,659)	(19,377)	13,718	70.8	283.2	(5,659)	15,845	(21,504)	(135.7)
Total noninterest income	753,814	759,003	(5,189)	(0.7)	(2.7)	753,814	715,024	38,790	5.4
NONINTEREST EXPENSE
Personnel expense	634,793	612,861	21,932	3.6	14.3	634,793	585,917	48,876	8.3
Net occupancy expense	75,851	78,218	(2,367)	(3.0)	(12.1)	75,851	75,266	585	0.8
Outside processing and software	82,848	81,368	1,480	1.8	7.3	82,848	72,216	10,632	14.7
Equipment expense	52,882	50,765	2,117	4.2	16.7	52,882	52,318	564	1.1
Marketing and customer development	31,629	34,389	(2,760)	(8.0)	(32.1)	31,629	33,248	(1,619)	(4.9)
Other noninterest expense	198,948	231,231	(32,283)	(14.0)	(55.8)	198,948	205,230	(6,282)	(3.1)
Noninterest expense before amortization of intangible assets and merger expense[4]	1,076,951	1,088,832	(11,881)	(1.1)	(4.4)	1,076,951	1,024,195	52,756	5.2
Amortization of intangible assets	31,217	31,759	(542)	(1.7)	(6.8)	31,217	29,279	1,938	6.6
Merger expense	25,738	28,401	(2,663)	(9.4)	(37.5)	25,738	—	25,738	100.0
Total noninterest expense	1,133,906	1,148,992	(15,086)	(1.3)	(5.3)	1,133,906	1,053,474	80,432	7.6
INCOME BEFORE INCOME TAXES	720,912	657,116	63,796	9.7	38.8	720,912	638,344	82,568	12.9
Provision for income taxes	228,618	201,387	27,231	13.5	54.1	228,618	186,265	42,353	22.7
NET INCOME	492,294	455,729	36,565	8.0	32.1	492,294	452,079	40,215	8.9
Merger expense, net of tax	15,958	18,461	(2,503)	(13.6)	(54.2)	15,958	—	15,958	100.0
OPERATING NET INCOME	508,252	474,190	34,062	7.2	28.7	508,252	452,079	56,173	12.4
Net gain on sale of RCM assets, net of tax	(12,322)	—	(12,322)	100.0	400.0	(12,322)	—	(12,322)	100.0
ADJUSTED OPERATING NET INCOME	$495,930	$474,190	$21,740	4.6%	18.3%	$495,930	$452,079	$43,851	9.7%
REVENUE (Dollars in thousands)
Net interest income	$1,111,560	$1,084,204	$27,356	2.5%	10.1%	$1,111,560	$1,042,719	$68,841	6.6%
FTE adjustment[5]	17,666	16,684	982	5.9	23.5	17,666	14,361	3,305	23.0
Net interest income – FTE	1,129,226	1,100,888	28,338	2.6	10.3	1,129,226	1,057,080	72,146	6.8
Noninterest income	753,814	759,003	(5,189)	(0.7)	(2.7)	753,814	715,024	38,790	5.4
Total revenue	1,883,040	1,859,891	23,149	1.2	5.0	1,883,040	1,772,104	110,936	6.3
Securities losses/(gains)	5,659	19,377	(13,718)	(70.8)	(283.2)	5,659	(15,845)	21,504	135.7
Net gain on sale of RCM assets	(19,874)	—	(19,874)	100.0	400.0	(19,874)	—	(19,874)	100.0
Total revenue excluding securities gains and losses and net gain on sale of RCM assets	$1,868,825	$1,879,268	($10,443)	(0.6)%	(2.2)%	$1,868,825	$1,756,259	$112,566	6.4%

	ACTUAL					HISTORICAL COMBINED
	1st Quarter	4th quarter	Increase/(Decrease)		Sequential Annualized	1st Quarter	1st Quarter	Increase/(Decrease)
	2005	2004	Amount	%	%	2005	2004	Amount	%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans[6]
Commercial	$33,518	$32,343	$1,175	3.6%	14.5%	$33,518	$32,598	$920	2.8%
Real estate 1-4 family	23,527	22,535	992	4.4	17.6	23,527	18,804	4,723	25.1
Real estate commercial and construction	19,224	18,660	564	3.0	12.1	19,224	17,670	1,554	8.8
Real estate equity	11,574	11,016	558	5.1	20.3	11,574	8,844	2,730	30.9
Consumer[7]	15,175	15,390	(215)	(1.4)	(5.6)	15,175	15,074	101	0.7
Credit cards	198	193	5	2.4	9.6	198	155	43	27.7
Total loans	$103,216	$100,137	$3,079	3.1%	12.3%	$103,216	$93,145	$10,071	10.8%
Average deposits
Noninterest bearing deposits	$23,723	$24,182	$(459)	(1.9)%	(7.6)%	$23,723	$21,412	$2,311	10.8%
NOW accounts	17,480	16,941	539	3.2	12.7	17,480	14,494	2,986	20.6
Money market accounts	24,767	24,507	260	1.1	4.2	24,767	24,071	696	2.9
Savings	7,507	8,139	(632)	(7.8)	(31.1)	7,507	8,054	(547)	(6.8)
Consumer and other time	17,491	16,832	659	3.9	15.7	17,491	15,575	1,916	12.3
Total consumer and commercial deposits	90,968	90,601	367	0.4	1.6	90,968	83,606	7,362	8.8
Brokered and foreign deposits	13,424	10,671	2,753	25.8	103.2	13,424	12,292	1,132	9.2
Total deposits	$104,392	$101,272	$3,120	3.1%	12.3%	$104,392	$95,898	$8,494	8.9%
SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$337,057	$354,241	$(17,184)	(4.9)%	(19.4)%	$337,057	$318,643	$18,414	5.8%
Restructured loans	20,071	19,049	1,022	5.4	21.5	20,071	18,661	1,410	7.6
Total nonperforming loans	357,128	373,290	(16,162)	(4.3)	(17.3)	357,128	337,304	19,824	5.9
Other real estate owned (OREO)	27,555	28,619	(1,064)	(3.7)	(14.9)	27,555	41,605	(14,050)	(33.8)
Other repossessed assets	7,662	8,749	(1,087)	(12.4)	(49.7)	7,662	17,061	(9,399)	(55.1)
Total nonperforming assets	$392,345	$410,658	$(18,313)	(4.5)%	(17.8)%	$392,345	$395,970	$(3,625)	(0.9)%
Allowance for loan and lease losses	$(1,023,746)	$(1,050,024)	$26,278	(2.5)%	(10.0)%	$(1,023,746)	($1,110,356)	$86,610	(7.8)%

[1]	Includes service charges on deposits, card and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[4]	The Company presents noninterest expense before amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[5]	NCF's FTE adjustments were reduced $4,712 from the first quarter of 2004 to conform to SunTrust's methodology.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[7]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries
SUNTRUST / NCF — SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B TO THE PRESS RELEASE, continued

	1st Quarter 2004
	SunTrust	NCF	Pro Forma Combined
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$851,648	$191,071	$1,042,719
Provision for loan losses	53,837	12,088	65,925
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	797,811	178,983	976,794
NONINTEREST INCOME
Deposit and other fees[1]	287,659	49,463	337,122
Trust and investment management income	136,218	16,498	152,716
Broker / dealer revenue[2]	119,941	25,762	145,703
Other noninterest income	46,341	17,297	63,638
Noninterest income before securities (losses)/gains	590,159	109,020	699,179
Securities gains	4,927	10,918	15,845
Total noninterest income	595,086	119,938	715,024
NONINTEREST EXPENSE
Personnel expense	506,796	79,121	585,917
Net occupancy expense	61,859	13,407	75,266
Outside processing and software	65,626	6,590	72,216
Equipment expense	45,085	7,233	52,318
Marketing and customer development	30,219	3,029	33,248
Other noninterest expense	164,523	40,707	205,230
Noninterest expense before amortization of intangible assets	874,108	150,087	1,024,195
Amortization of intangible assets	15,640	13,639	29,279
Total noninterest expense	889,748	163,726	1,053,474
INCOME BEFORE INCOME TAXES	503,149	135,195	638,344
Provision for income taxes	141,314	44,951	186,265
NET INCOME	$361,835	$90,244	$452,079
REVENUE (Dollars in thousands)
Net interest income	$851,648	$191,071	$1,042,719
FTE adjustment[3]	12,256	2,105	14,361
Net interest income – FTE	863,904	193,176	1,057,080
Noninterest income	595,086	119,938	715,024
Total revenue	1,458,990	313,114	1,772,104
Securities (gains)	(4,927)	(10,918)	(15,845)
Total revenue excluding securities gains and losses	$1,454,063	$302,196	$1,756,259

	1st Quarter 2004
	SunTrust	NCF	Pro Forma Combined
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans[4]
Commercial	$28,599	$3,999	$32,598
Real estate 1-4 family	17,850	954	18,804
Real estate commercial and construction	13,910	3,760	17,670
Real estate equity	7,112	1,732	8,844
Consumer[5]	12,294	2,780	15,074
Credit cards	140	15	155
Total loans	$79,905	$13,240	$93,145
Average deposits
Noninterest bearing deposits	$18,897	$2,515	$21,412
NOW accounts	12,332	2,162	14,494
Money market accounts	22,137	1,934	24,071
Savings	6,334	1,720	8,054
Consumer and other time	10,661	4,914	15,575
Total consumer and commercial deposits	70,361	13,245	83,606
Brokered and foreign deposits	10,001	2,291	12,292
Total deposits	$80,362	$15,536	$95,898
SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$283,918	$34,725	$318,643
Restructured loans	18,661	—	18,661
Total nonperforming loans	302,579	34,725	337,304
Other real estate owned (OREO)	18,380	23,225	41,605
Other repossessed assets	10,953	6,108	17,061
Total nonperforming assets	$331,912	$64,058	$395,970
Allowance for loan and lease losses	$(936,972)	($173,384)	($1,110,356)

[1]	Includes service charges on deposits, card and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	NCF's FTE adjustments were reduced $4,712 from the 1st quarter of 2004 to conform to SunTrust methodology.

[4]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[5]	Includes consumer direct and consumer indirect loans.